UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 27, 2020

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive

Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On October 27, 2020, Advanced Micro Devices, Inc., a Delaware corporation (the “Company” or “AMD”), issued a press release announcing its entry into an Agreement and Plan of Merger, dated as of October 26, 2020 (the “Merger Agreement”), by and among the Company, Thrones Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Xilinx, Inc., a Delaware corporation (“Xilinx”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Xilinx (the “Merger”), with Xilinx surviving such Merger as a wholly owned subsidiary of the Company.

On October 27, 2020, copies of the documents furnished as Exhibits 99.1, 99.2, 99.3 and 99.4 were disseminated by the Company in connection with the announcement of the Merger.

The information in this report furnished pursuant to Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references such information.

Additional Information about the Acquisition and Where to Find It

In connection with the proposed transaction, AMD intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of AMD and Xilinx, Inc. (“Xilinx”) and that also will constitute a prospectus with respect to shares of AMD’s common stock to be issued in the proposed transaction (the “joint proxy statement/prospectus”). Each of AMD and Xilinx may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or any other document that AMD or Xilinx may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of AMD and Xilinx. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (if and when available) and other documents containing important information about AMD, Xilinx and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by AMD will be available free of charge on AMD’s website at ir.AMD.com or by contacting AMD’s Corporate Secretary by email at Corporate.Secretary@AMD.com. Copies of the documents filed with the SEC by Xilinx will be available free of charge on Xilinx’s website at investor.Xilinx.com or by contacting Xilinx’s Investor Relations department by email at ir@xilinx.com.

Participants in the Solicitation

AMD, Xilinx and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of AMD, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in AMD’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020. Information about the directors and executive officers of Xilinx, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Xilinx’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 19, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

The statements in this communication include forward-looking statements concerning AMD, Xilinx, the proposed transaction and other matters. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements in this communication relate to, among other things, obtaining applicable regulatory and stockholder approvals, satisfying other closing conditions to the proposed transaction, the expected tax treatment of the transaction, the expected timing of the transaction, and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing; negative effects of the announcement of the transaction; risks that the businesses will not be integrated successfully or that the combined companies will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize than expected; the risk that disruptions from the transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions, potential litigation associated with the transaction; the potential impact of the announcement or consummation of the transaction on AMD’s or the combined company’s relationships with suppliers, customers, employers and regulators; and demand for the combined company’s products. A more fulsome discussion of the risks related to the proposed transaction will be included in the joint proxy statement/prospectus. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in AMD’s Annual Report on Form 10-K for the year ended December 28, 2019, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. While the list of factors presented here is, and the list of factors presented in the joint proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements Many of these risks and uncertainties may be exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. AMD does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Employees of the Company, dated October 27, 2020

99.2	Letter to Employees of Xilinx, dated October 27, 2020

99.3	Earnings Conference Call Script, dated October 27, 2020

99.4	Investor Presentation, dated October 27, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2020	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry A. Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel and Corporate Secretary